Income Tax (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net loss	$ (2,608,458)	$ (894,120)
Stock based compensation	407,037	0
Tax rate	25.00%	19.00%
Income tax recovery at statutory rate	(586,884)	(165,613)
Valuation allowance change	586,884	165,613
Provision for income taxes	$ 0	$ 0